                        SCHEDULE 14A INFORMATION

               PROXY STATEMENT PURSUANT TO SECTION 14(A)
         OF THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO.)

Filed by the Registrant ( X )
Filed by a Party other than the registrant  (  )
Check the appropriate box:
( ) Preliminary Proxy Statement
( ) Confidential, for use of the Commission only (as permitted by Rule
    14a-b(e)(2)
(X) Definitive Proxy Statement
(X) Definitive Additional Materials
( ) Soliciting Material Pursuant to Section 240.14a-11(c) or Section
    240.14a-12

    The Bureau of National Affairs, Inc.
------------------------------------------------------------------------
(Name of Registrant as Specified in its Charter)

------------------------------------------------------------------------
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
(X) No fee required.

( ) Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
    1)  Title of each class of securities to which transaction applies:

        ----------------------------------------------------------------
    2)  Aggregate number of securities to which transaction applies:

        ----------------------------------------------------------------
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ---------------------------------------------------------------
    4)  Proposed maximum aggregate value of transaction:

        ---------------------------------------------------------------
    5)  Total fee paid:

        ---------------------------------------------------------------
( ) Fee paid previously with preliminary materials

( ) Check box if any part of the fee is offset as provided by Exchange
    Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1)  Amount Previously Paid:

        -------------------------------------------------------------
    2)  Form, Schedule or Registration Statement No.:

        -------------------------------------------------------------
    3)  Filing Party:

        -------------------------------------------------------------
    4)  Date Filed:

        -------------------------------------------------------------

THE BUREAU OF NATIONAL AFFAIRS, INC.
Cynthia J. Bolbach
Corporate Secretary

                                             March 28, 1997





TO THE STOCKHOLDERS OF
THE BUREAU OF NATIONAL AFFAIRS, INC.

     You are cordially invited to attend the annual meeting of the Corporation's stockholders on April 19, 1997, at 10:00 a.m., at the National Press Club, 529 14th Street, N.W., Washington, D.C., to elect the 15 members of the Board of Directors, and to transact such other business as may properly be brought before the meeting.

     An annual report, which includes financial statements for the year ended December 31, 1996, is enclosed for your information. Also enclosed are a proxy statement and a proxy form/envelope and ballot. The number of shares of Class A common stock held directly by you and held in your name in the BNA Deferred Stock Purchase Plan is indicated on both the proxy form/envelope and ballot. Please follow the instructions on the proxy form/envelope and ballot carefully.

     The Board of Directors has asked, and the Secretary of the Corporation has designated, KPMG Peat Marwick LLP to conduct the balloting, tabulate the results, and seal and store the ballots afterwards. This means that all proxy forms/envelopes and ballots will be sent directly to KPMG Peat Marwick LLP, rather than to the Corporate Secretary. A business reply envelope is enclosed for this purpose.

     Please note that the National Press Club is a new location for the annual meeting. At the conclusion of the meeting, a light brunch celebrating BNA's 50 years of employee ownership will be served at the Press Club.

     The Board of Directors requests the participation either in person or by proxy of each stockholder at the forthcoming annual meeting.

                                             Cordially,

                                             s\ Cynthia J. Bolbach
                                             ----------------------
                                             Cynthia J. Bolbach

Enclosures

                            PROXY STATEMENT
                    ANNUAL MEETING OF STOCKHOLDERS
                            April 19, 1997

                 THE BUREAU OF NATIONAL AFFAIRS, INC.
                        1231 25th Street, N.W.
                        Washington, D.C. 20037


                          GENERAL INFORMATION

     Solicitation of the enclosed proxy (which incorporates a ballot for the election of directors) is made by and on behalf of The Bureau of National Affairs, Inc. (the "Corporation") for use at the annual meeting of stockholders to be held at 10:00 a.m., local time, at the National Press Club, 529 14th Street, N.W., Washington, D.C. on Saturday, April 19, 1997, and at any adjournments of such meeting. The expense of this solicitation will be paid by the Corporation. Officers, directors, and employees of the Corporation may make solicitations of proxies by telephone, telegraph, or in person. This proxy statement and proxy form were first mailed to stockholders of the Corporation on or about March 28, 1997. An annual report, including financial statements for the year ended December 31, 1996, is enclosed with this proxy statement.

     The Corporation has 6,700,000 authorized shares of Class A voting common stock ($1.00 par value), 5,300,000 authorized shares of Class B non-voting common stock ($1.00 par value), and 1,000,000 authorized shares of Class C non-voting common stock ($1.00 par value). Only holders of Class A common stock of record at the close of business on March 22, 1997, are entitled to vote at the meeting or any adjournment thereof. On such date, there were 3,570,415 shares of Class A common stock outstanding. Holders of Class A common stock will vote as a single class at the annual meeting, and each outstanding Class A share will entitle the holder thereof to one vote. All shares represented by properly executed and delivered proxies will be voted at the meeting or any adjournments thereof in accordance with the instructions given thereon, if any. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN, AND RETURN THE ENCLOSED PROXY FORM/ENVELOPE AS SOON AS POSSIBLE. You may, nevertheless, vote in person if you attend the meeting since the proxy is revocable, at any time before the presiding officer's call for a vote at the meeting, upon your filing of a written notice of revocation with the Corporation's Secretary.

                       I.  ELECTION OF DIRECTORS

     Fifteen directors of the Corporation are to be elected at the 1997 Annual Meeting to serve until their successors are elected at the next annual meeting. As provided in the Corporation's Bylaws, the 12 nominees among all the nominees who are Corporation stockholders, and the three nominees among all the nominees who are not Corporation stockholders, who in each case receive the highest number of votes cast for nominees in that category, shall comprise the 15-member Board of Directors. Class A shares represented by properly executed proxies on the enclosed form will be voted in accordance with the directions indicated on the ballot portion of the proxy. If no directions are indicated on the ballot, the stockholder shall be deemed to have withheld authority to vote for any nominees. The Class A shares represented by any such ballot will be counted for purposes of determining whether a quorum is present at the 1997 Annual Meeting.

STOCK OWNERSHIP OF EXECUTIVE OFFICERS AND NOMINEES FOR 12 "INSIDE" DIRECTORSHIPS
      (Further information about the nominees is contained in the
        Biographical Sketches section of this Proxy Statement)
        ---------------------

                                                    Shares of common stock
                                                    beneficially owned on
Name and, if                                        March 1, 1997, and % of
applicable, year              Offices with the      outstanding shares of
first served as               Corporation or        class (All shares are
a Director              Age   its subsidiaries      Class A except as indicated)
------------------      ----  --------------------  ----------------------------
* William A. Beltz       67   Chairman of the Board         65,752    (1.82)
   1967

* Jacqueline M.
  Blanchard              47   Vice President for            21,135    (0.58)
   1993                       Human Resources

  Cynthia J. Bolbach     49   Interim Director,              3,902    (0.11)
                              Information Technology;
                              Director, Publishing
                              Systems Project; and
                              Corporate Secretary

  Jack P. Boylan         57   Vice President,                7,950    (0.22)
                              Operations; President,
                              BNA Washington Inc.

  G. Christopher Cosby   36   Managing Editor,               2,138    (0.06)
                              Compensation and
                              Benefits Library on CD,
                              BNA's Compensation and Benefits
                              Guide, and BNA's Employee
                              Benefits Library on CD

  Christopher R. Curtis  45   Senior Representative,        25,733    (0.71)
                              Mountain Region

* Sandra C. Degler       57   President,                    53,010    Class A
   1990                       Tax Management Inc.                     (1.47)
                                                            60,209    Class B
                                                                      (1.24)(a)

* Kathleen D. Gill       50   Vice President and            23,285    (0.64)
   1986                       Editor in Chief

                                                    Shares of common stock
                                                    beneficially owned on
Name and, if                                        March 1, 1997, and % of
applicable, year              Offices with the      outstanding shares of
first served as               Corporation or        class (All shares are
a Director              Age   its subsidiaries      Class A except as indicated)
------------------      ----  -------------------   -----------------------
  Cary M. Greenberg      33   Regional Manager,             3,256    (0.09)
                              Northwestern Region

* Jack Jenc              54   Treasurer                    23,517    (0.65)
   1995

* Eileen Z. Joseph       49   Executive Editor,             4,529    (0.13)
   1995                       Environment and Safety
                              Services

* George J. Korphage     50   Vice President and           40,723    (1.13)
   1988                       Chief Financial Officer

  Kenneth May            46   Lead Editor,                  2,678    (0.07)
                              Labor Arbitration Reports

  Gregory C. McCaffery   36   Director, Marketing and       3,923    (0.11)
                              Product Development

  Jane F. Sanchez        47   Director,                     4,355    (0.12)
                              Information Resources Division

* Pat Swords             51   Vice President and           21,693    (0.60)
   1991                       Director of Sales and Marketing

* Robert L. Velte        49   Vice President for            5,222    (0.14)
   1996                       Strategic Development

* Paul N. Wojcik         48   President and                18,551    (0.51)
   1989                       Chief Executive Officer


       STOCK OWNERSHIP OF NOMINEES FOR THREE "OUTSIDE" DIRECTORS
                                                    Shares of common stock
                                                    beneficially owned on
Name and, if                                        March 1, 1997, and % of
applicable, year                                    outstanding shares of
first served as               Principal             class (All shares are
a Director              Age   Occupation            Class A except as indicated)
----------------------  ----  -------------------   ---------------------------
* Frederick A. Schenck   68   Consultant                  -0-
   1991

* Daniel W. Toohey       57   Partner,                    -0-
   1991                       Dow, Lohnes & Albertson

* Loene Trubkin          54   Consultant                  -0-
   1985

* Member of Present Board

    a
(a) The shares of Mrs. Degler include 60,209 owned by her spouse. These shares may be deemed to be beneficially owned by such nominee under the rules and regulations of the Securities and Exchange Commission. This nominee, however, disclaims beneficial ownership of the BNA shares owned by her spouse.

     As of March 1, 1997, all directors and executive officers as a group beneficially owned 295,034 shares of Class A common stock, or 8.16 percent of the outstanding Class A shares, and 84,861 shares of Class B common stock, or 1.75 percent of the outstanding Class B shares. These share totals include 60,209 Class B shares held by a spouse of a person in the group, who disclaims beneficial ownership of all such shares.

     As of March 22, 1997, 4,837,315 shares of Class B common stock and 412,996 shares of Class C common stock were outstanding.

     COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934. Based on a review of Statements of Beneficial Ownership of Securities on Forms 3, Forms 4, and Forms 5 (and any amendments thereto), no director, officer, or any other person subject to Section 16 of the Securities Exchange Act of 1934 failed to file any of the above Forms on a timely basis.

         II.  INFORMATION CONCERNING BOARD AND COMMITTEE MEETINGS

     The Board of Directors met 11 times during 1996. No director attended fewer than 75 percent of the aggregate of 1) the total number of meetings of the Board; and 2) the total number of meetings held by all committees upon which he or she served.

     AUDIT COMMITTEE. The Audit Committee makes recommendations to the Board concerning the selection, retention, or termination of the independent auditors; reviews accounting principles bearing upon the financial statements; reviews the proposed audit scope and the final report of the independent auditors; reviews the schedule of fees covering audit and nonaudit services performed by the independent auditors; reviews recommendations with respect to changes in accounting procedures and internal accounting controls; and performs such other duties as may be directed or authorized by the Board from time to time. During 1996, the Audit Committee met five times. Members of the Audit Committee are Messrs. Schenck, Toohey, and Ms. Trubkin.

     EXECUTIVE COMMITTEE. The Executive Committee has the authority to exercise all powers of the Board (except as otherwise provided or required by law) when the Board is not in session, and, during the intervals between Board meetings, advises and aids the officers of the Corporation in matters concerning management of the business. During 1996, the Executive Committee met two times. Its members are Messrs. Beltz, Korphage, Wojcik, Ms. Gill, and Mrs. Degler.

     EXECUTIVE COMPENSATION COMMITTEE. The Executive Compensation Committee makes recommendations to the Board of Directors annually concerning the compensation of the Corporation's Chairman and its President, and reviews the salaries of presidents of subsidiary companies, department heads, and directors of divisions. During 1996, the Executive Compensation Committee met four times. Its members are Messrs. Schenck, Toohey, and Ms. Trubkin.

     NOMINATING COMMITTEE. The Nominating Committee consists of three members of the Board of Directors and two employee-stockholders who are not members of the Board. A new committee is named each year to nominate candidates for election to the Board. The Committee met for this purpose in February. The members of the Nominating Committee for the 1997 election of Directors were John V. Schappi, Chair, Herbert A. Beard, Eileen Z. Joseph, Ernestine R. Thompson, and Robert L. Velte. A report of the Committee's selections for nominees, together with a summary of the Corporation's Bylaw provisions permitting any Class A stockholder(s) owning at least 2 percent of the outstanding Class A shares to submit nominations to the Nominating Committee, were delivered to each Class A stockholder. Stockholder nominations made in accordance with the Bylaws and received by the Nominating Committee at least 30 days prior to the annual meeting are included in the final list of nominations in this Proxy Statement.

                       III.  EXECUTIVE COMPENSATION

     A. SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION. Below is information concerning compensation provided by the Corporation to the chief executive officer and the four most highly compensated executive officers of the Corporation in key policy-making positions serving in those positions on December 31, 1996.

                       SUMMARY COMPENSATION TABLE
                                           Annual Compensation
      Name and                          ---------------------------
Principal Position            Year      Salary (a)     Bonus (b)
-------------------------------------------------------------------
William A. Beltz
     Chairman and             1996      $  476,263(c)  $   6,336
     Chief Executive Officer  1995      $  366,154     $   7,160
                              1994      $  346,539     $   5,676


Paul N. Wojcik
     President and            1996      $  247,308     $  14,211
     Chief Operating Officer  1995      $  228,615     $   4,126
                              1994      $  164,615     $   2,678


Kathleen D. Gill
     Vice President and       1996      $  185,554     $   4,100
     Executive Editor         1995      $  176,769     $   3,461
                              1994      $  164,615     $   2,666


Jack Boylan
     Vice President for       1996      $  176,042     $   4,976
     Operations               1995      $  169,846     $   3,401
                              1994      $  164,615     $   2,741


George J. Korphage            1996      $  170,115     $   2,844
     Vice President and       1995      $  163,096     $   3,214
     Chief Financial Officer  1994      $  155,192     $   2,556

(a)  Based upon 26 pay periods in 1996, 1995 and 1994

(b)  Cash Profit Sharing plus any payments from the Corporation's bonus pool

(c)  Includes $95,032 for accrued vacation pay and final salary payment.

     B. COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION. During 1996, the members of the Executive Compensation Committee were Messrs. Schenck and Toohey, and Ms. Trubkin. The members of the Committee serve as the Board's outside directors, and none are former or current officers or employees of the Corporation or any of its subsidiaries. None of the members of the Committee had any interrelationships requiring disclosure in this Proxy Statement.

     C. COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION. The Executive Compensation Committee makes recommendations to the Board of Directors concerning the compensation of the Corporation's Chairman and the President. The Committee, acting for the Board, also had the responsibility of approving the proposals of the Chairman concerning the salaries of certain subsidiary company presidents, and the proposals of the President concerning the salaries of department heads and directors of divisions.

     The compensation of executive officers during 1996, including the Chairman and the President, was based upon the same sources applicable to all management and supervisory employees of the Corporation: salary, participation in the BNA Employees' Cash Profit-Sharing Plan (based upon the same formula used to calculate profit-sharing compensation for all employees), and the Corporation's bonus pool. There were no special incentive compensation plans for any corporate officers. The 1996 salaries of the Chairman and the President were recommended by the Executive Compensation Committee and approved by the Board of Directors on March 7, 1996. On that date the Board also approved a bonus of $10,000, from the Corporation's bonus pool, for the President. Salaries for all other executive officers of BNA were established by the Chairman and the President, with the approval of the Executive Compensation Committee.

     The Corporation's management compensation program generally is designed to attract, retain, motivate, and reward a highly qualified, productive workforce by offering competitive compensation, superior benefits, and a professional and challenging work environment. Because base salary provides nearly all the compensation of executive officers and other managers, base salaries are set at a level that is intended to be generally competitive with other progressive companies in the Corporation's industry and labor market place, but the Committee does not attempt to place base salaries within any particular strata of salaries paid by competitors.

     Each officer's compensation is based on an evaluation of his or her performance and contribution to departmental and corporate goals. In fiscal year 1996, the Chairman and the President determined salary increases for the executive officers by using the same management compensation structure in place for all management employees. The Chairman and the President allocated, among the executive officers, a merit increase "pool" that approximates 4 percent of total executive officer salaries. The factors used in allocating this "pool" are current level of compensation, accomplishments and results, challenges met, any unusual aspects of an executive officer's performance in the past year, and the relationship between an officer's current salary and his/her current level of responsibility. No formula was utilized by the Chairman or the President in evaluating any executive officer's performance with respect to these factors.

     The cash profit-sharing plan distributes a percentage of the operating profit to full-time employees of the parent corporation and certain subsidiaries, with the exception of sales representatives who have their own incentive bonus plans. The amount each employee receives is determined by salary and seniority, with the same formula applied to executive officers as is applied to all other employees. The profit sharing plan has historically provided less than 5 percent of total compensation.

     The compensation philosophy for executive officers, including the Chairman and the President, is the same as that applicable to the Corporation's managerial employees generally. The merit increase "pool" of approximately 4 percent is the same for executive officers as for other management employees. There are no compensation programs applicable only to executive officers.

     In determining its recommendation of the compensation to be paid in 1996 to the Chairman and the President, the Committee evaluated how well each met the objectives set for themselves, with the Committee's help, during 1995. During 1996, the Committee developed objectives with the Chairman and the President that will serve as the basis for determining compensation for 1997. Compensation paid to the Chairman and the President during 1996 was based in part on the performance of the company, but also reflected the Committee's subjective evaluation of how well each met their specific goals for 1996. Those goals included succession planning and overseeing the company's financial performance. No specific formula or specific weighing mechanism was used by the Committee in evaluating overall achievement of these goals.

     The only non-salary portion of the Chairman's compensation was his participation in the profit-sharing plan, which was determined pursuant to the same formula, based on salary and seniority, applied to all eligible employees.

     The compensation recommendation of the Executive Compensation Committee was presented to the full Board of Directors and approved by it.


                                        Frederick A. Schenck, Chairman
                                        Daniel W. Toohey
                                        Loene Trubkin

                             PERFORMANCE GRAPH

                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN

Measurement Period          The Bureau of National   S&P 500       Dow Jones
(Fiscal Year Covered)           Affairs, Inc.         Index     Publishing Index
--------------------------  ----------------------  ----------  ----------------
Measurement Point-12/31/91        $100.00             $100.00       $100.00

FYE 12/31/92                       107.90              107.60        116.80

FYE 12/31/93                       131.90              118.40        131.10

FYE 12/31/94                       147.40              120.00        125.60

FYE 12/31/95                       172.10              165.10        154.60

FYE 12/31/96                       198.20              203.00        179.00


     The above graph compares the performance of the company's common stock to Standard and Poor's (S&P) 500 Composite Index and the Dow Jones Publishing Index for the last five years, assuming $100 was invested in the company's common stock and each index at December 31, 1991, and that all dividends were reinvested.

     E. DIRECTORS' COMPENSATION. The directors who are employees of the Corporation are not compensated for their services as BNA directors. During 1996, the outside directors received an annual retainer of $12,000 for board membership, an annual retainer of $1,000 for chairing board committees, a fee of $1,000 for each board meeting attended, and $500 for each board committee meeting attended, plus reimbursement for travel expenses.

     Ms. Trubkin chairs the Audit Committee, and serves as a member of the Committee on Management Development and Succession and the Executive Compensation Committee. Total amounts paid to her in 1996 for these services and for her services as a director were $32,000.

     Mr. Toohey chairs the Committee on Management Development and Succession and serves as a member of the Audit Committee and the Executive Compensation Committee. Total amounts paid to him in 1996 for director's and committee fees were $32,000.

     Mr. Schenck chairs the Executive Compensation Committee and serves as a member of the Audit Committee and the Committee on Management Development and Succession. Total amounts paid to him in 1996 for director's and committee fees were $31,000. In addition, Mr. Schenck was paid $1,800 for consulting services.

     F. CERTAIN RELATIONSHIPS AND TRANSACTIONS. During 1996, the Corporation engaged the services of Dow, Lohnes, and Albertson, the firm of which Mr. Toohey is a partner, to provide legal counsel. During 1996, total fees paid were $84,995.

                        IV.  EMPLOYEE BENEFIT PLANS

     EMPLOYEES' RETIREMENT PLAN. The summary compensation table does not include contributions to the BNA Employees' Retirement Plan ("Retirement Plan") for the named individuals or group, since contributions are computed on an actuarial basis and the amount expended by the Corporation under the Retirement Plan for a particular participant cannot be readily separated or individually calculated.

     The Retirement Plan is a non-contributory defined benefit plan that covers all full-time employees and all part-time employees who work at least 1,000 hours a year. The amount of each employee's retirement benefit is determined by a specific formula based on average annual compensation and years of service with the Corporation. The benefits paid under the Retirement Plan are not subject to any deduction for Social Security or other offset amounts.

     The Internal Revenue Code limits the annual retirement benefit that may be paid from a qualified retirement plan and the amount of compensation that may be recognized by the retirement plan. To the extent that the annual retirement benefit exceeds limits imposed by the Code, the difference will be paid from general corporate funds.

     The following table illustrates the estimated annual benefits payable upon retirement from the Retirement Plan and general corporate funds upon normal retirement, age 65 or Rule of 85 (age plus years of service total 85 or more) and are based on a straight life annuity, notwithstanding the availability of joint survivorship options.

                                   Years of Service
Average Annual    ------------------------------------------------
Compensation*         10            20           30           40
------------------------------------------------------------------
$ 150,000         $ 18,000      $ 36,000     $ 54,000     $ 72,000
  200,000           24,000        48,000       72,000       96,000
  250,000           30,000        60,000       90,000      120,000
  300,000           36,000        72,000      108,000      144,000
  350,000           42,000        84,000      126,000      168,000

     * Average annual compensation is the average of the employee's cash compensation in each of the highest paid five years during the employee's last ten years of employment.

     For the named executive officers, the compensation included in the calculation of pension benefits are those set forth in Columns (a) and (b) of the Summary Compensation Table. The years of credited service under the Retirement Plan for the employees named in the table above are as follows:
Mr. Beltz, 40; Mr. Boylan, 34; Ms. Gill, 27; Mr. Korphage, 24; and Mr.
Wojcik, 24.

        V.   INFORMATION CONCERNING INDEPENDENT PUBLIC ACCOUNTANTS

     The Corporation's independent public accountants for 1995, 1996, and the current year are KPMG Peat Marwick LLP. A representative of that firm will be present at the annual meeting of stockholders, with the opportunity to make a statement, if desired, and to respond to appropriate questions.

                          VI.  VOTING PROCEDURES

     Enclosed is a ballot and proxy form/envelope to be used in voting for directors. Instructions for the use of the ballot appear on the ballot.

     Please note that the ballot lists the number of shares you are entitled to vote. Class A stockholders who are participants in the BNA Deferred Stock Purchase Plan (DSPP) will find all their shares listed on their ballots. Thus, completion of the ballot will effectively vote shares held in the DSPP as well as shares acquired through the Stock Transfer and Purchase Plan.

     IF YOU WILL VOTE IN PERSON AT THE ANNUAL MEETING, PLEASE BRING THIS BALLOT AND THE ENVELOPE WITH YOU. Use of this particular ballot will expedite the counting of the votes during the course of the meeting.

     Deborah W. Embrey and Charles W. Simpkins have been designated by the Board of Directors as the inspectors and judges of the election and of any other vote which may be taken at the annual meeting.

     The votes for directors will be tallied by KPMG Peat Marwick LLP, certified public accountants, Washington, D.C. Immediately after the tallying and certification of the vote by the judges, the auditors will seal and store the ballots.

     Announcement of the vote for directors will be made and the successful candidates will be declared elected as members of the Board of Directors for the ensuing year immediately after the report and certification of the vote by the judges.

                     VII.  1998 STOCKHOLDER PROPOSALS

     Except for stockholder proposals relating to nominations for director governed by the Corporation's Bylaws, stockholder proposals which are the proper subject for inclusion in the proxy statement and for consideration at the 1998 Annual Meeting must be received by the Corporation no later than November 28, 1997. Such proposals should be directed to the Secretary of the Corporation at its principal office in Washington, D.C.

                          VIII.   OTHER BUSINESS

     The Board of Directors does not know of any matters to be presented for action at the meeting other than the election of directors. The enclosed proxy does not confer discretionary authority to vote with respect to any other matters that may properly come before the meeting. If any other matters are brought before the meeting, they will be decided by the vote of persons in actual attendance, subject to the requirement in the Corporation's Bylaws that all matters brought before any meeting of stockholders be decided by a vote of the holders of a majority of the Corporation's Class A common stock entitled to vote at such meeting, unless a different vote is required by the Corporation's Certificate of Incorporation or Bylaws, and subject to any additional requirements imposed by applicable law.

     The attached biographical sketches of nominees for the Board of Directors are incorporated by reference into this Proxy Statement.

                              By Order of the Board of Directors,

                              s\ Cynthia J. Bolbach
                              -----------------------------------
                              Cynthia J. Bolbach
                              Corporate Secretary


March 28, 1997

                BIOGRAPHICAL SKETCHES OF NOMINEES


               WILLIAM A. BELTZ (67), chairman of the board, joined BNA
               in 1956.  He has been a member of BNA's board of
               directors since 1967, and prior to his election as an
photo of       officer of the corporation served as chairman of the
William A.     board's budget committee.  He became a director of
Beltz          Fisher-Stevens, Inc., in 1978, a member of the Tax
               Management Inc. board in 1979, a director of BNA
               Communications Inc. in 1980, and a director of BNA
               International Inc. in 1982. Also, since January 1985, he has been chairman of the board of The McArdle Printing
               Co., Inc.  He also serves on the Tax Management, BNA
               Communications, and BNA International boards.
     His BNA career began as a staff editor assigned to the vertical labor services (CONSTRUCTION LABOR REPORT, WHITE COLLAR REPORT, RETAIL SERVICES LABOR REPORT, and GOVERNMENT EMPLOYEE RELATIONS REPORT). In 1964 he became managing editor of the four vertical services and COLLECTIVE BARGAINING NEGOTIATIONS AND CONTRACTS. In January 1970 he was named associate editor for labor services and in July 1972 he succeeded Edward H. Donnel as vice president and executive editor. He was elected president in December 1979 and chief executive officer in December 1980.
     Beltz is a graduate of Tufts University, Medford, Mass., and did graduate work at The American University, Washington, D.C. He has served on the board of directors of the Information Industry Association, and as a member of the executive council of the Professional and Scholarly Publishing Division of the Association of American Publishers.
     Beltz is president of the Washington Theatre Awards Society, which sponsors the Helen Hayes Awards for excellence in theatre arts, and is a trustee of The Shakespeare Theatre. He also is a trustee of the Federal City Council, and a member of the Economic Club of Washington.


               JACQUELINE M. BLANCHARD (47), has served as BNA's vice
               president for human resources since 1994.  Blanchard
               began her BNA career as a labor relations specialist, and
photo of       in 1987 was appointed director of labor relations.  She
Jacqueline     has served as a member of the BNA board of directors
Blanchard      since April 1993, and is past chair and a current member
               of the board's deferred stock purchase plan administrative committee. She was recently appointed to the board's committee on management development and succession.
                    Blanchard has served on a number of internal task
               forces and committees over the years, including the CBNC audit committee, joint health care committee, and facility planning steering committee. She is currently a member of BNA's management committee, and the publishing systems steering committee. She chairs the joint equal employment opportunity committee.
     Blanchard is a member of several professional associations, and currently serves on the human resources advisory board of the American Management Association ("AMA"), the area II (mid-Atlantic and southern U.S.) board of the Society for Human Resource Professionals ("SHRM"), and is past president and member of the board of the D.C. chapter of the Industrial Relations Research Association.
     Before coming to BNA in 1984, Blanchard was an editor and manager of labor and employee relations services at the National Association of Broadcasters. She holds a B.S. (summa cum laude) in personnel and industrial relations from the University of Maryland.

               CYNTHIA J. BOLBACH (49), interim director,
               information technology, corporate secretary, and
               director, publishing systems project, began her BNA
photo of       career in 1972 as a legal editor on the staff of
Cynthia J.     ENVIRONMENT REPORTER.  In 1976 she helped design
Bolbach        the service that became MEDIA LAW REPORTER, and in
               1977 she became its first managing editor. In 1985 she took on the additional duties of managing editor of THE UNITED STATES PATENTS QUARTERLY, helping in the development of BNA'S INTELLECTUAL
               PROPERTY LIBRARY ON CD. In 1994, she was appointed to serve as the editorial representative on the management team overseeing the implementation of the publishing systems project, and in 1995 was named director of the project.
She was elected by the board as assistant corporate secretary in 1989, and was elected corporate secretary in 1995. In January 1996 she was asked to serve as interim director of information technology while the search for a permanent IT director is carried out.
     Bolbach has been a member of several BNA audit committees, including U.S. Patents Quarterly, Labor Relations Reporter, Product Safety and Liability Reporter, and Pike & Fischer's Radio Regulation Reporter. She served for two terms as chairperson of BNA's United Way Campaign. She is a graduate of Wittenberg University and the Georgetown University Law Center, and is a member of the District of Columbia Bar. She has served on the board of directors of Deborah's Place, a shelter for battered women, and the Cornerstone Housing Corporation, a non-profit organization.


               JACK P. BOYLAN (57), vice president, operations and
               president, BNA Washington, Inc., joined BNA in
               1975.  He was elected to BNA's board of directors
photo of       in 1994 and 1995.  He has been a member of BNAW's
Jack P.        board of directors since 1988.  He is a member of
Boylan         the corporate development committee (CDC),
               management committee (MC), publishing systems steering committee and the business systems management steering committee. In addition, he chairs the facility strategic planning committee charged with long range planning of corporate facility and office space requirements.
     Boylan began his career at BNA as corporate manager, data processing, having transferred from Fisher-Stevens, a newly acquired subsidiary, to lead BNA's early initiatives in business and publishing automation. In 1986 he was appointed vice president for administration to restructure and centrally organize various administration and operational activities including information systems, telecommunications, purchasing and delivery services. Boylan was appointed to his current position as vice president operations in 1996 and is responsible for the production department, delivery services and purchasing. In 1988 he was appointed president of BNA Washington (BNAW) and assumed the additional responsibilities of managing BNA's real estate holdings and its buildings and facility operations.
     Boylan is a graduate of Rutgers University with a bachelor of science degree in business administration. Prior to BNA, he held various data processing and management positions with ITT, Morgan Guaranty Trust Company and Fisher-Stevens.

               G. CHRISTOPHER COSBY (36), is managing editor of
               BNA'S COMPENSATION AND BENEFITS GUIDE (CBGD),
               COMPENSATION AND BENEFITS LIBRARY ON CD (CBCD), and
photo of G.    EMPLOYEE BENEFITS LIBRARY ON CD (EBCD).  His BNA
Christopher    career began at Tax Management Inc. in 1989 as a
Cosby          tax law analyst.  After working at Tax Management
               for three years, in August 1992 Chris joined the Department of Labor as a pension law specialist in the Pension and Welfare Benefits Administration's office of Policy and Legislative Analysis. In
               December 1993, Chris returned to BNA as managing editor of CBGD/CBCD. He was named managing editor of the PAYROLL ADMINISTRATION GUIDE and PAYROLL LIBRARY ON CD in 1994, a position he relinquished in 1995 to oversee the development of EBCD.
     Chris was elected to the Tax Management board of directors in 1997. He is a member of BNA's retirement plan administrative committee and is team leader of a total quality team examining BNA's CD-ROM production process. He also is a member of BNA's open book committee, which is exploring methods to implement open book techniques at BNA.
     Prior to joining BNA in 1989, Chris worked as a tax lawyer in private practice. He received a bachelor's degree in government from Franklin and Marshall College, Lancaster, PA and a Juris Doctorate from the University of Maryland School of Law. He also holds a Master of Laws in Taxation and an Employee Benefits Certificate from the Georgetown University Law Center.


               CHRISTOPHER R. CURTIS (45), senior representative,
               Mountain Region, joined BNA as a district
               representative in Oklahoma City in 1976.  In 1977
photo of       he won the Rookie-of-the-Year Award and has
Christopher    qualified for the Distinguished Sales Award
Curtis         nineteen times.  He has been a member of the top
               ten sales performers five times and earned the designation of senior representative in 1987. In his 20 year career, he has sold over two million dollars of BNA services.
                    Curtis was elected to the board of directors
               in 1993 and served until 1995.  Also, he was a
member of the board of directors nominating committee in 1990 and 1995 and is currently the open book management liaison for the field sales force. He has worked with product management and editorial in the design of labor, tax, legal, and environmental services and has been the labor product specialist for the Mountain Region.
     Curtis is a member of the Oklahoma Safety Council, Oklahoma Payroll Association, Oklahoma City Human Resource Society and other professional organizations. He received his bachelors degree in marketing from the University of Central Oklahoma in 1973. He resides in Edmond, Oklahoma, with his wife Cheryl.

               SANDRA C. DEGLER (57), president, Tax Management
               Inc., has been a member of the Tax Management board
               of directors since 1981 and the BNA board of
photo of       directors since 1990.  She has also served on the
Sandra C.      boards for two other BNA subsidiaries.
Degler              Over her 29-year career with BNA, she has
               served as BNA marketing manager, labor product manager, and managing editor of two publications, and was the first managing editor of OCCUPATIONAL
               SAFETY AND HEALTH REPORTER.  As president of Tax
               Management Inc., she oversaw the development of the first personal computer software product for BNA and the first CD-ROM service. Previously she was public relations and advertising manager for Blue Cross of Virginia. The author of books and articles on OSHA and environmental issues, she has been published by BNA Books and in New Engineer.
     She is a member of the BNA board's executive committee, budget committee, the corporate and retirement plan investment committees, the corporate development committee, and the management committee, and has served on various corporate audit committees.
     Educated at Goucher College, Towson, Md., she also studied marketing and management at the University of Wisconsin. She is a member of the International Fiscal Association, the Information Industry Association, has served on the Advisory Board of Queens College Center for the New American Workforce, and is a member of Who's Who Executive Club.


               KATHLEEN D. GILL (50), was named vice president and
               executive editor in February 1993, after having
               served as associate editor of business and human
photo of       resources services for six years.  She was
Kathleen D.    designated editor in chief in January 1997.  She
Gill           has been a member of BNA's board of directors since
               1986. Gill chaired the budget committee for five years and is a member of the board's executive committee. She also served as a member of the board of directors of The McArdle Printing Co., Inc., for two years. She was named chairman of the publishing systems steering committee in September
               1993.
     Gill was the first managing editor of BNA PENSION REPORTER, and was responsible for the development of EMPLOYEE BENEFITS CASES and BENEFITS TODAY. During her years as PEN's managing editor, she wrote extensively about developments under ERISA and was an editor of the BNA book ERISA: THE LAW AND THE CODE.
     Prior to her work on BNA PENSION REPORTER, she served as reporter and later as managing editor of ENVIRONMENT REPORTER. In 1982 she helped found WEB, Inc., a network of employee benefits professionals that now is a nationwide association of 2,000 members in 18 chapters. Before joining BNA, Gill worked as a reporter and editor in Detroit. She holds a degree in journalism from Marquette University in Milwaukee.

               CARY M. GREENBERG (33), regional sales manager of
               the Northwestern Region, began his career at BNA as
               a district representative in Long Island, New York
photo of       in April of 1990.  He immediately established
Cary M.        himself as a top sales producer by becoming a first
Greenberg      year qualifier (finished a year's worth of sales
               quota in 10 sales periods). He won the Rookie of the Year award in 1991, and was the DSA Runner-up in 1992. He also served as the New England
               Region's tax specialist in 1991, 1992, and 1993.
                    Greenberg was promoted to regional sales
               manager of the Northwestern Region in April of 1993
where he assumed the responsibility of managing a regional sales budget, recruiting, and supervising seventeen representatives across the Pacific Northwest. The Northwestern Region currently covers Northern California, Oregon, Washington, Idaho, Alaska, Hawaii, Nevada as well as some overseas operations in Guam, and the Marshall and Mariana Islands.
     During his four year tenure as regional manager, the Northwestern Region has without fail exceeded their quota responsibility and has consistently been amongst the top dollar producing regions nationally. In 1996 the Region was awarded the John D. Stewart Cup for being the #1 sales region in the country.
     In 1985, Greenberg graduated from Morehead State University in Kentucky. He received a Bachelor of Arts Degree, majoring in Communications. Following his graduation, Mr. Greenberg began his career in computer sales and has spent several successful years in various sales and marketing positions.


               JACK JENC (54), joined BNA in 1981 as controller, a
               position he held until 1990 when he was appointed
               treasurer.  He has served on various corporate
photo of       management committees and is currently a member of
Jack Jenc      the board of The McArdle Printing Co., Inc.;
               chairman of the DSPP administrative committee and ex-officio member of the corporate and retirement plan investment committees. Jenc has been president and vice president of the BNA Federal
               Credit Union and a member of the Credit Union board of directors since 1985.
                    Prior to joining BNA, Jenc had 17 years of diversified government and industry experience in the following positions: operational auditor with the U.S. General Accounting Office; accountant and auditor with the public accounting firm of Arthur Andersen & Co.; Peoples Drug Stores, Inc. as internal audit manager, assistant controller, and then controller; controller and chief financial officer of Burton Parson & Co. a pharmaceutical manufacturer.
     Jenc is an accounting graduate of the University of Gannon, Erie, Pennsylvania. He is a CPA and is a member of the American Institute of Certified Public Accountants, and the District of Columbia Institute of CPAs.

               EILEEN Z. JOSEPH (49), executive editor,
               environment and safety information division, began
               her 25 years with BNA as an entry-level reporter on
photo of       the staff of OCCUPATIONAL SAFETY & HEALTH REPORTER,
Eileen Z.      ultimately becoming its senior editor.  Appointed
Joseph         to management in 1976, she was in charge of the
               division's new products and developed JOB SAFETY
               AND HEALTH. She continued to develop all the services in the Environment, Safety and Health
               Series (ESHS) including LOSS PREVENTION AND
               CONTROL, WATER POLLUTION CONTROL, AIR POLLUTION
               CONTROL, CHEMICAL SUBSTANCES CONTROL, and INSURANCE
AND RISK MANAGEMENT, for all of which she served as managing editor. In 1987, following passage of the Superfund amendments, she developed BNA's RIGHT-TO-KNOW PLANNING GUIDE and was also its managing editor.
     Joseph created, developed, and edited a book, CHEMICAL SAFETY DATA GUIDE. She has also participated in many BNA conferences and chaired a conference on lawsuits under SARA Title III. She has written magazine articles and spoken before many groups on environment and safety regulatory and compliance topics.
     Four years ago she was made coordinator of the inter-departmental group which developed ENVIRONMENT LIBRARY ON CD (ELCD) which was launched in June of 1993, and SAFETY LIBRARY ON CD (SLCD) which was launched in September 1994.
     She served for four years as a member of the board of BNA Communications Inc. Last year she was appointed to the executive committee of the Marketing and Business Development Council of the Information Industry Association.
     Joseph graduated from George Washington University with a B.A. and did graduate work at G.W. and American Universities while she was a licensed real estate sales representative in Washington, Virginia, and Maryland. She has lectured in art and tutored in English for the then-Department of Health, Education, and Welfare.
     She is active in several charities and on many committees associated with her two sons' schools, including the Presidents' Council at Tulane University. With her husband, Joseph participates in several other initiatives involving community-based information technology resources, lifelong learning, and education and technology.

               GEORGE J. KORPHAGE (50), vice president and chief
               financial officer, joined BNA in 1972.  He has been
               a member of BNA's board of directors since 1988.  A
photo of       CPA, he was in public accounting for three years
George J.      before coming to BNA.  He held several accounting
Korphage       and finance management positions at BNA before
               being elected to his present position in 1988. He serves on several management and planning committees including the corporate development committee, management committee, and the publishing systems steering committee. He is a member of the BNA board's executive committee, and chairs its budget committee and investment committees. In addition, he is a director of BNA International Inc., and chairs the board of Pike & Fischer, Inc.
     Korphage is an accounting graduate of Emporia (Kansas) State University, and he did graduate work in finance at the University of Maryland. He is a member of the American Institute of Certified Public Accountants and the District of Columbia Institute of CPAs.

               KENNETH MAY (46), lead editor of LABOR ARBITRATION
               REPORTS, joined BNA in 1985 after a 10-year career
               that included working for three other legal
photo of       publishers and writing a book for a fourth.  He
Kenneth May    wrote and edited works on diverse topics during
               that career, including health care, the opinions of the Supreme Court, bankruptcy, and tax.
                    May started in the indexing department and
               moved to the LABOR RELATIONS REPORTER in 1987. He also worked for DAILY LABOR REPORT in 1992.
                    May has served as chair or co-chair of the
               Newspaper Guild  unit at BNA  for five years,  has
served on the joint health care committee since 1988, and helped redesign the company's health insurance program.
     May is a graduate of Catholic University and its law school, where he won the 1975 Environmental Law Contest. He is a member of a number of professional associations, including the District of Columbia bar and the National Center for Employee Ownership.


               GREGORY C. MCCAFFERY (36), was named director of
               marketing and product development in 1996,
               following the merger of BNA's marketing and product
photo of       development functions.  Prior to the creation of
Gregory C.     the new division, he served as director of new
McCaffery      product development for two years, and as manager
               of the reference guide development unit. He serves on the board of directors of Pike & Fischer, Inc., and is a member of the electronic initiatives team and the publishing systems steering committee. He is co-chair of the BNA/Guild work/life committee.
                    McCaffery joined BNA in 1986 as an editor on the staff of BNA'S CHEMICAL REGULATION REPORTER. He served in reporting and editing positions on several BNA publications until 1990, when he was appointed to management. In 1992, McCaffery helped to create, edit, and launch BNA'S AMERICANS WITH DISABILITIES ACT MANUAL (ADAM). Last year, he helped manage the successful development and launch of BNA's notification services in Lotus Notes and World Wide Web formats.
     In the editorial department, McCaffery has served in management positions on the following publication staffs: DAILY LABOR REPORT, LABOR RELATIONS WEEK, BNA'S EMPLOYEE RELATIONS WEEKLY, WORKFORCE STRATEGIES, AFFIRMATIVE ACTION COMPLIANCE MANUAL, EQUAL EMPLOYMENT OPPORTUNITY COMPLIANCE MANUAL, and BNA'S AMERICANS WITH DISABILITIES ACT MANUAL.
     McCaffery holds a bachelor of science degree from American University, and has completed course work at the London School of Economics, the University of London, and the California Institute of Technology. He is married and the father of two absolutely beautiful daughters.

               JANE F. SANCHEZ (47), was appointed director of the
               editorial department's information resources
               division in 1995.  Information resources
photo of       consolidates BNA's library, judicial opinions unit,
Jane F.        and source information management, a group
Sanchez        responsible for acquiring primary source
               information in electronic form. The division performs competitive intelligence for BNA, grants reprint permissions, and is responsible for copyright issues in print and electronic environments. Sanchez began her BNA career in 1985 by designing and implementing database systems and automated workflows for the judicial opinions unit.
               In the summer of 1985, she was appointed manager of that unit, and also served as ARIES design manager for two years. (ARIES is an abstracting and index entry system for BNA publications.) Sanchez was a team leader and facilitated several technology assessment teams prior to the launch of BNA's new publishing system. In 1996, she chaired the source material editorial quality team. Sanchez put in place an electronic receipt and routing procedure for federal and state court opinions, and was instrumental in building the core of BNA's Intranet. She has recently been appointed to serve on the legal market committee, which formulates and proposes new publishing activities to the corporate development committee.
     Prior to coming to BNA, Sanchez worked as a reference librarian at Harvard and Northeastern Universities, and was the Ibero-American team leader at the University of New Mexico.
Sanchez created indexes and commercial databases, and was the director of library services for five western regional offices for the U.S. Department of Energy. Sanchez also served as director of technical research services at the U.S. Synthetic Fuels Corporation.
     Sanchez has a Master's degree in Library Science from Simmons College, Boston, Massachusetts, and a J.D. from The American University. She is a member of the National Conference of Appellate Court Clerks (and received a special award from the Conference in 1996), and served on the first board of directors of the Judicial Electronic Document and Data Interchange. She is a member of the American Society for Information Science and the Special Library Association. Sanchez and her husband, Christopher Freitas, have three children and live in Mt. Vernon, Virginia where they are active in coaching sports, scouting, and religious education.

               FREDERICK A. SCHENCK (68), served as vice president
               for personnel, Cunard Line, Ltd. until December
               1992.  He served the company as a consultant until
photo of       1994.  Over a 20-year span, he served in a number
Frederick A.   of administrative and human resource-related
Schenck        positions in New Jersey state government, from
               personnel officer to director of the agency that provides services to children and families. In
               1977 he moved to federal government service and in 1978 became deputy under secretary of commerce, with responsibility for field coordination of Commerce's programs and delivery of resources and services to state and local governments and the private sector in areas of economic development, domestic and international trade, and business development.
     In 1979, Schenck became senior vice president, administration, for Resorts International Casino Hotel, with executive responsibilities for personnel management, industrial relations, staff development and training, affirmative action, compensation and benefits.
     He continues to serve on the boards of many civic and charitable organizations.
     Schenck studied Business Administration at Howard University and holds B.S. and M.A. degrees from Rider College.

               PAT SWORDS (51), was named vice president of sales
               and marketing in February 1996.  In the months
               following her appointment, she and her husband Art
photo of       relocated permanently to Washington from Denver,
Pat Swords     where they had resided for 20 years.
                    Swords has served on the BNA board of
               directors since 1991, and was a member of the budget committee in 1994 and 1995. She currently serves on the corporate development committee, management committee, and the publishing systems steering committee. She began her career as a BNA district sales representative in January of 1977 in
Denver, Colorado and served as a sales representative for eight years in Denver, Phoenix and Las Vegas, qualifying for DSA every year in which she was a representative. In 1985 she was appointed regional manager for the newly-created Mountain Sales Region.
     Swords is a native of West Texas. She attended Stephens College in Columbia, Missouri, where she majored in social sciences. After graduation, she was hired as a social worker in the Aid to Families with Dependent Children Program. She spent five years working with AFDC mothers. In 1975 she entered sales, when she joined the sales team at Moore Business Forms.


               DANIEL W. TOOHEY (57), is a senior counsel to the
               Washington, D.C.-headquartered firm of Dow, Lohnes
               & Albertson, where he has practiced since 1966.  In
photo of       1984, he was appointed its managing partner, a
Daniel W.      position he held until January of 1991.  Before
Toohey         joining the law firm, he had been a general
               attorney with the Federal Communications
               Commission.
                    He recently completed a three year term as
               general counsel to the Greater Washington Area
               Board of Trade and now serves on its board. He also served as a trustee and executive committee member of the Federal City Council, vice chairman of the board of the Shakespeare Theatre, and president of the Legal Aid Society.
     He is a graduate of St. Louis University (A.B., 1961; J.D.,
1964) and has co-authored the book LEGAL PROBLEMS IN BROADCASTING
(1974) and several articles. He is a frequent lecturer at many universities. He is admitted to practice before the U.S. Supreme Court and in the District of Columbia, and the states of New York and Missouri.

               LOENE TRUBKIN (54), consults with information
               industry firms on product development and marketing
               strategies.  She has served on the boards of
photo of       directors of Data Courier, Inc.; Sedgwick Printout
Loene          Systems Corporation; the Information Industry
Trubkin        Association; and BNA subsidiaries Fisher-Stevens,
               Inc. and Executive Telecom System International.
               From 1972-1983, she was president of Data Courier, Inc.
                    Trubkin joined the BNA board of directors in
               1985. She serves on the executive compensation and management development and succession committees and chairs the audit committee.
     A Chartered Financial Analyst, Trubkin is a Phi Beta Kappa graduate of the University of California at Berkeley, with a B.A. in economics.

               ROBERT L. VELTE (49), vice president for strategic
               development.  Velte joined BNA in 1976 as
               accounting manager for BNA Communications Inc.
photo of       where he held a variety of positions until being
Robert L.      appointed president in 1986.  In 1994 Velte was
Velte          elected president of BNA International Inc. and
               appointed BNA's director of international business development. He was elected to his current position in 1995.
                    Velte was elected to the BNA board of
               directors in 1996 and is a member of the board's budget committee and various management committees, including the corporate development committee, management committee and publishing systems steering committee.
     Velte is the chairman of the board of directors of BNA International Inc. where he has served as a director since 1994.
He joined the BNA Communications Inc. board in 1983, and has been its vice chair since 1986. Also, he served as a member of the Pike & Fischer, Inc. board for four years.
     Velte is active in the industry as well and serves as a member of the global issues council of the Information Industry Association. He is a member of the board of directors of the Training Media Association, as well as its past president and current treasurer.
     Prior to joining BNA, Velte was employed by Arthur Andersen & Co. and was budget director of Dyncorp. He is a graduate of Purdue University and has done additional course work at University of Maryland and The Wharton School. Bob is a CPA and a veteran of the U.S. Navy.


               PAUL N. WOJCIK (48), president and chief executive
               officer.  Wojcik was elected to BNA's board of
               directors in 1989 and serves on the board's
photo of       executive committee.  He also serves as a member of
Paul N.        the board of directors of BNA Communications Inc.,
Wojcik         BNA International Inc., BNA Washington Inc., The
               McArdle Printing Co., Inc., and Tax Management Inc.
                    Wojcik first joined BNA in 1972 as an editor
               for U.S. LAW WEEK and was named managing editor of
               that service in 1979.  In 1984, he became corporate
               counsel, and in June 1988, he became vice president
               and general counsel.   In October 1994,  he became
senior vice president, and was named president and chief operating officer in February 1995. In December of 1996, he was elected CEO. He is currently a member of BNA's corporate development committee, investment committees, management committee, publishing systems steering committee, and strategic facilities planning committee.
     Wojcik is a graduate of Washington and Lee University and Catholic University's Columbus School of Law. He is active in the Information Industry Association, serving as that organization's secretary, and as a member of its board of directors and executive committee. He is also on the board of the Signature Theater, a professional theater in the Washington Area.

Appendix to attachment
     Photos of nominees are included with their respective biographical sketches.

(INTERIOR ENVELOPE)

THE BUREAU OF NATIONAL AFFAIRS, INC.
CLASS A COMMON STOCK PROXY FORM                 -------------------------------
PROXY SOLICITED BY THE BOARD OF DIRECTORS       Signature of Shareholder
                                                (Sign exactly as shown on label)

I HEREBY APPOINT DEBROAH W. EMBRY OR CHARLES W.
SIMPKINS AS PROXY TO REPRESENT ME AND TO VOTE
ALL THE SHARES OF CLASS A COMMON STOCK HELD BY
ME ON MARCH 22, 1997, AT THE ANNUAL MEETING
OF STOCKHOLDERS TO BE HELD ON APRIL 19, 1997,   --------------------------
OR ANY ADJOURNMENTS THEREOF.  MY SHARES ARE     Date
TO BE VOTED ONLY AS DESIGNATED BY ME ON THE
ENCLOSED BALLOT, WHICH IS MADE A PART HEREOF,
AND I WITHHOLD AUTHORITY TO VOTE ON ANY OTHER
MATTER BROUGHT BEFORE THE MEETING.

                    THE BUREAU OF NATIONAL AFFAIRS, INC.
                        ANNUAL STOCKHOLDERS MEETING
                              APRIL 19, 1997

                             CLASS "A" BALLOT

INSTRUCTIONS:

Place an X in the box after the              SHARES OWNED  ________
name of the candidates for whom you
wish your proxy to cast your votes.              REGULAR   ________
You are entitled to vote for not more
than three outside candidates and                DEFERRED  ________
for not more than 12 stockholder
candidates.

------------------------------------------------------------------------------

                      STOCKHOLDER CANDIDATES

Beltz, William A.*         1.__        Jenc, Jack*             10.__
Blanchard, Jacqueline M.*  2.__        Joseph, Eileen Z.*      11.__
Bolbach, Cynthia J.        3.__        Korphage, George J.*    12.__
Boylan, Jack               4.__        May, Kenneth            13.__
Cosby, G. Christopher      5.__        McCaffery, Gregory C.   14.__
Curtis, Christopher R.     6.__        Sanchez, Jane F.        15.__
Degler, Sandra C.*         7.__        Swords, Pat *           16.__
Gill, Kathleen D.*         8.__        Velte, Robert L.*       17.__
Greenberg, Cary M.         9.__        Wojcik, Paul N.*        18.__


                      OUTSIDE CANDIDATES

Schenck, Frederick A.*    19.__
Toohey, Daniel W.*        20.__
Trubkin, Loene *          21.__

                         * member of present Board
______________________________________________________________________________

______________________________________________________________________________

                      BALLOT INSTRUCTIONS

To vote, you must:
              * Complete and fold Ballot         * Sign and Date Envelope
                                                   -------------
              * Put it in Proxy Envelope         * Seal Envelope


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